Exhibit 99.2 Proposed Acquisition of Reata Pharmaceuticals, Inc. Investor Webcast July 28, 2023

Forward-looking statements This presentation contains forward-looking statements, relating to: our strategy and plans; potential of, and expectations for, our commercial business and pipeline programs; capital allocation and investment strategy; clinical development programs, clinical trials, and data readouts and presentations; regulatory discussions, submissions, filings, and approvals; the potential benefits, safety, and efficacy of our and our collaboration partners’ products and investigational therapies; the anticipated benefits and potential of investments; optimization of the cost structure including our “Fit for Growth” program, actions to improve risk profile and productivity of R&D pipeline, collaborations, and business development activities; consummation of the proposed transaction; our future financial and operating results; 2023 financial guidance. These forward-looking statements may be accompanied by such words as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “potential,” “possible,” “prospect,” “will,” “would,” and other words and terms of similar meaning. Drug development and commercialization involve a high degree of risk, and only a small number of research and development programs result in commercialization of a product. Results in early-stage clinical trials may not be indicative of full results or results from later stage or larger scale clinical trials and do not ensure regulatory approval. You should not place undue reliance on these statements. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements, including: our dependence on sales from our products; uncertainty of long-term success in developing, licensing, or acquiring other product candidates or additional indications for existing products; failure to compete effectively due to significant product competition in the markets for our products; failure to successfully execute or realize the anticipated benefits of our strategic and growth initiatives; difficulties in obtaining and maintaining adequate coverage, pricing, and reimbursement for our products; our dependence on collaborators and other third parties for the development, regulatory approval, and commercialization of products and other aspects of our business, which are outside of our full control; risks associated with current and potential future healthcare reforms; risks related to commercialization of biosimilars; failure to obtain, protect, and enforce our data, intellectual property, and other proprietary rights and the risks and uncertainties relating to intellectual property claims and challenges; the risk that positive results in a clinical trial may not be replicated in subsequent or confirmatory trials or success in early stage clinical trials may not be predictive of results in later stage or large scale clinical trials or trials in other potential indications; risks associated with clinical trials, including our ability to adequately manage clinical activities, unexpected concerns that may arise from additional data or analysis obtained during clinical trials, regulatory authorities may require additional information or further studies, or may fail to approve or may delay approval of our drug candidates; the occurrence of adverse safety events, restrictions on use with our products, or product liability claims; risks relating to technology failures or breaches; problems with our manufacturing processes; risks relating to management and personnel changes, including attracting and retaining personnel; failure to comply with legal and regulatory requirements; the risks of doing business internationally, including currency exchange rate fluctuations; risks relating to investment in our manufacturing capacity; the direct and indirect impacts of the COVID-19 pandemic on our business; risks relating to the distribution and sale by third parties of counterfeit or unfit versions of our products; risks relating to the use of social media for our business; results of operations, and financial condition; fluctuations in our operating results; risks related to investment in properties; the market, interest, and credit risks associated with our investment portfolio; risks relating to share repurchase programs; risks relating to access to capital and credit markets; risks related to indebtedness; change in control provisions in certain of our collaboration agreements; fluctuations in our effective tax rate; environmental risks; the parties’ ability to consummate the proposed transaction within the expected time-frame or at all; the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of Reata’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule; the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time frames or at all; the possibility that competing offers or acquisition proposals for Reata will be made; the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require the payment of a termination fee; the effect of the announcement or pendency of the proposed transaction on Reata’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, clients, vendors and others with whom it does business; the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction; and any other risks and uncertainties that are described in other reports we have filed with the U.S. Securities and Exchange Commission. These statements speak only as of the date of this presentation. We do not undertake any obligation to publicly update any forward-looking statements. In particular, you should consider the risks set forth in Biogen’s filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, under the caption “Risk Factors”, and subsequent reports on Form 10-Q. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. 2

Agenda Chuck Triano Introduction Head of Investor Relations Christopher A. Viehbacher Strategic Overview President and Chief Executive Officer Michael McDonnell Financial Highlights Chief Financial Officer Adam Keeney Available for Q&A Head of Corporate Development 3

Reata acquisition expected to meaningfully advance Biogen's return to growth objective

De-risked Asset with Differentiated Value Proposition

- Acquisition expected to help drive revenue growth and Non-GAAP EPS growth
- Lead program SKYCLARYS® (omaveloxone) is a **first-in-class Nrf2 activator** recently approved by FDA (Feb'23) as the **only treatment indicated for patients with Friedreich's Ataxia**, a rare genetic neuromuscular disorder
- **US launch underway** as of June 2023 with MAA under review in EU*
- **High potential, unpartnered opportunity** with exclusivity expected through late-2030s#
- Oral product with attractive economics

Complementary Portfolio Fit & High Synergies

- **Believe Biogen is the natural owner of SKYCLARYS** given strong strategic fit with neuromuscular and rare disease expertise and global commercial footprint
- Significant anticipated overlap with existing prescriber base, resulting in **significant potential synergies with SPINRAZA® and QALSODY™**

Low Integration Risk

- Expect **straightforward integration** as a US-based, primarily single-asset company with limited EU operations

Biogen

Note: : SPINRAZA (nusinersen) and QALSODY (tofersen) are licensed from Ionis Pharmaceuticals, Inc
*MAA submitted in Q4 2022; # Composition of matter patent protection for SKYCLARYS expected through 2037 in the US and 2038 in Europe assuming patent term extensions; EPS = earnings per share; EU = European union; GAAP = generally accepted accounting principles; MAA = marketing authorization application

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Friedreich's ataxia is a devasting, rare, genetic, neuromuscular disease affecting the nervous system and heart



Problems with speech and swallowing

Spasticity (muscle spasms)

Skeletal Abnormalities

Trouble walking and frequent tripping

Hearing and vision problems

Heart Issues

- Rare, genetic disorder with slow progression in which neurodegeneration leads to multi-system impact and functional declines
- Caused by a variant within the frataxin gene (*FXN*) called a GAA triplet-repeat expansion; 96% of cases are caused by this variant[1]
- Most people begin to have symptoms around or before puberty (10 to 15 years of age)
- Diagnosis can be confirmed by a genetic test
- Average life expectancy is 37 years[2]
- More common in people of European descent, affecting ~5,000 in the US and ~22,000 globally[3]
- Potential opportunities for geographic expansion in Latin America, Middle East and Australia / New Zealand

Biogen

1. Delatycki and Bidichandani, 2019 2. Harding,1981 3. Lynch et al., 2022

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SKYCLARYS is the first and only approved treatment in Friedreich's ataxia with potential to become the standard of care

SKYCLARYS®
(omaveloxolone) 50 mg capsules


SKYCLARYS
(omaveloxolone) cap
50 mg

- SKYCLARYS is the **first therapy approved in FA** in the US, offering a clinically meaningful advancement in treating a debilitating disease
- **Clear and clinically meaningful benefit in slowing disease progression** and improving functional abilities and overall quality of life in patients with FA
- **Well characterized safety and tolerability**
- **Convenience** of a daily oral regimen (150mg, 3 x 50mg capsules once a day)
- **Broad indication statement (US) in patients older than 16 years old**

Biogen

See SKYCLARYS USPI for full prescriber information
FA = Friedreich's Ataxia

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Financial overview • Biogen has agreed to acquire all outstanding shares of Reata for $172.50 per share, representing an enterprise value of ~$7.3 billion Transaction • No financing conditions. Expect to finance the acquisition with cash on hand, Details supplemented by the issuance of term debt • Anticipate closing in 4Q23, subject to customary closing conditions, including approval by Reata stockholders and the receipt of necessary regulatory approvals • Expected to be accounted for as a business combination • Significant synergies expected, including utilization of SPINRAZA / QALSODY commercial Financial infrastructure Impact • Expected to be slightly dilutive to Non-GAAP diluted EPS in 2023, roughly neutral in 2024, and significantly accretive beginning in 2025, inclusive of associated transaction costs 7 7 EPS = earnings per share; GAAP = generally accepted accounting principles

Questions & Answers 8 8